SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              -------------------
[TYPE]

                                   FORM 8-K

[DESCRIPTION]
                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 29, 1998


                             99 CENTS ONLY STORES
            (Exact name of registrant as specified in its charter)


        California                1-11735             95-2411605
(State or other jurisdiction    (Commission          (IRS Employer
     of incorporation)         File Number)       Identification No.)


                           4000 Union Pacific Avenue
                     City of Commerce, California 90023
                   (Address of principal executive offices)

                                (213) 980-8145
                        (Registrant's telephone number)


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ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant, issued on April 29, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 30, 1998                     99 Cents Only Stores



                                   By:  /s/ Eric Schiffer
                                       ----------------------------------
                                        Eric Schiffer
                                        Senior Vice President of Finance
                                        and Operations

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                                 EXHIBIT INDEX



     EXHIBIT
     -------
       99.1         Press Release dated April 29, 1998


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